UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 11, 2025

NVR, Inc.
(Exact name of registrant as specified in its charter)

Virginia	1-12378	54-1394360
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11700 Plaza America Drive, Suite 500
Reston, Virginia 20190
(Address of principal executive offices) (Zip Code)

(703) 956-4000
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	NVR	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section13(a)of the Exchange Act. ☐

Item 1.01    Entry into a Material Definitive Agreement
On March 11, 2025, NVR, Inc. (the "Company") entered into the Second Amended and Restated Credit Agreement ("Amended Credit Agreement") providing for a five year, $300 million senior unsecured revolving credit facility among the lenders party hereto and Bank of America, N.A. as Administrative Agent. The Amended Credit Agreement replaces the Company's previous credit agreement dated February 12, 2021 and most recently amended December 9, 2022, ("Existing Credit Agreement") that contained substantially similar terms and extends the maturity date from February 11, 2026 to March 11, 2030. The Amended Credit Agreement has an uncommitted accordion feature allowing the Company to increase the aggregate commitment to $600 million, subject to certain conditions and availability of additional Lender commitments. Additionally, the Amended Credit Agreement provides for a $100 million sublimit for the issuance of letters of credit.
The Amended Credit Agreement contains financial covenants that are substantially similar to those set forth in the Existing Credit Agreement, including a maximum leverage ratio, interest coverage ratio/minimum liquidity and a minimum tangible net worth.
A copy of the Amended Credit Agreement is attached as Exhibit 10.1 hereto and is herein incorporated by reference. The above referenced description of the Amended Credit Agreement is qualified in its entirety by reference to Exhibit 10.1.

Item 2.03    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of the Registrant

The information required by Item 2.03 is set forth in Item 1.01 above, which is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Description

10.1
Second Amended and Restated Credit Agreement dated as of March 11, 2025 among NVR, Inc. and the lenders party hereto, Bank of America, N.A., as Administrative Agent and BofA Securities, Inc. as Sole Lead Arranger and Sole Book Runner. Filed herewith.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NVR, Inc.

Date: March 12, 2025	By:	/s/ Daniel D. Malzahn
Daniel D. Malzahn
Senior Vice President, Chief Financial Officer and Treasurer